                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) JANUARY 24, 2007

                                AMERICAN EXPRESS
                                  RECEIVABLES
                                   FINANCING
                                CORPORATION V LLC
                                  on behalf of
                                AMERICAN EXPRESS
                                 ISSUANCE TRUST
             (as Originator of the American Express Issuance Trust)
             (Exact name of registrant as specified in its charter)

                  DELAWARE           20-2007139         333-130522
              (State or Other          (I.R.S.          (Commission
              Jurisdiction of         Employer         File Number)
              Incorporation or     Identification
               Organization)           Number)

                                200 VESEY STREET
                               MAIL STOP 01-31-12
                            NEW YORK, NEW YORK 10285
                                 (212) 640-2000
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)
                                       N/A
                       (Former Name or Former Address, if
                           Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. On January 24, 2007, the Receivables Purchase Agreement, dated as of May 19, 2005, between American Express Centurion Bank and American Express Travel Related Services Company, Inc., relating to the American Express Issuance Trust, was amended and restated by the Amended and Restated Receivables Purchase Agreement. The Amended and Restated Receivables Purchase Agreement is attached hereto as Exhibit 4.1.

                  On January 24, 2007, the Receivables Purchase Agreement, dated as of May 19, 2005, between American Express Bank, FSB and American Express Travel Related Services Company, Inc., relating to the American Express Issuance Trust, was amended and restated by the Amended and Restated Receivables Purchase Agreement. The Amended and Restated Receivables Purchase Agreement is attached hereto as Exhibit 4.2.



Item 9.01.        Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1       Amended and Restated Centurion Receivables
                           Purchase Agreement, dated as of January 24, 2007, between American Express Centurion Bank and American Express Travel Related Services Company, Inc., amending and restating the Receivables Purchase Agreement, dated as of May 19, 2005 (incorporated herein by reference to Exhibit 4.1 to Registration Statement No. 333-121895-02).

         Exhibit 4.2 Amended and Restated Centurion Receivables Purchase Agreement, dated as of January 24, 2007, between American Express Bank, FSB and American Express Travel Related Services Company, Inc., amending and restating the Receivables Purchase Agreement, dated as of May 19, 2005 (incorporated herein by reference to Exhibit 4.2 to Registration Statement No. 333-121895-02).

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                AMERICAN EXPRESS RECEIVABLES FINANCING
                                CORPORATION V LLC,
                                as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant








                                   By:       /s/ Maureen Ryan
                                       -----------------------------------------
                                   Name:     Maureen Ryan
                                   Title:    Vice President and Treasurer

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                                 EXHIBIT INDEX


Exhibit                    Description
-----------                -----------
Exhibit 4.1                Amended and Restated Centurion Receivables Purchase Agreement, dated as of January
                           24, 2007, between American Express Centurion Bank and American Express Travel
                           Related Services Company, Inc., amending and restating the Receivables Purchase
                           Agreement, dated as of May 19, 2005 (incorporated herein by reference to Exhibit
                           4.1 to Registration Statement No. 333-121895-02).

Exhibit 4.2                Amended and Restated Centurion Receivables Purchase Agreement, dated as of January
                           24, 2007, between American Express Bank, FSB and American Express Travel Related
                           Services Company, Inc., amending and restating the Receivables Purchase Agreement, dated as of May 19, 2005 (incorporated herein by reference to Exhibit 4.2 to
                           Registration Statement No. 333-121895-02).